Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2011

Corporate Overview

Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of June 30, 2011, the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 557 communities in 33 states and the ability to serve over 51,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units	Percentage of Q2 2011 Revenues	Percentage of Q2 2011 Facility Operating Income	Percentage of YTD 2011 Revenues	Percentage of YTD 2011 Facility Operating Income
Owned	200	20,746	42.7%	42.1%	42.9%	42.4%
Leased	338	26,490	54.0%	57.1%	53.8%	56.9%
Managed	19	3,785	3.3%	0.8%	3.3%	0.7%
Total	557	51,021	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	74	14,044	22.1%	26.4%	22.0%	26.4%
Assisted Living	428	21,188	44.9%	46.6%	45.0%	46.8%
CCRCs	36	12,004	29.7%	26.2%	29.7%	26.1%
Managed	19	3,785	3.3%	0.8%	3.3%	0.7%
Total	557	51,021	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2
Reported CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.51
Add: transaction-related costs	-	-	-	-	-	-	0.01
Adjusted CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.52

Weighted Average Shares	119,315	119,721	120,404	120,580		120,792	121,280

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying second quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Information
As of June 30, 2011

Average Occupancy and Rates based on Average Occupied Units in the Period

	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2

Retirement Centers
Number of communities (period end)	80	80	80	78	78	75	74
Total average units(1)	14,737	14,737	14,734	14,594	14,700	14,104	14,050
Weighted average unit occupancy	87.0%	87.1%	87.4%	87.4%	87.2%	87.3%	87.3%
Average monthly revenue per unit(2)	$3,419	$3,434	$3,461	$3,467	$3,445	$3,482	$3,501

Assisted Living
Number of communities (period end)	429	429	429	427	427	428	428
Total average units(1)	21,152	21,115	21,114	21,056	21,109	21,295	21,145
Weighted average unit occupancy	87.6%	88.0%	89.0%	89.0%	88.4%	88.2%	87.4%
Average monthly revenue per unit(2)	$4,526	$4,571	$4,606	$4,589	$4,573	$4,705	$4,722

CCRCs
Number of communities (period end)	36	36	36	35	35	36	36
Total average units(1)	11,287	11,276	11,269	11,264	11,274	11,211	11,212
Weighted average unit occupancy	84.0%	84.2%	84.4%	84.7%	84.3%	85.3%	84.4%
Average monthly revenue per unit(2)	$5,421	$5,437	$5,509	$5,699	$5,517	$5,873	$5,874

Consolidated Totals
Number of communities (period end)	545	545	545	540	540	539	538
Total average units(1)	47,176	47,128	47,117	46,914	47,083	46,610	46,407
Weighted average unit occupancy	86.6%	86.8%	87.4%	87.5%	87.1%	87.2%	86.6%
Average monthly revenue per unit(2)	$4,386	$4,415	$4,457	$4,498	$4,439	$4,609	$4,620

Management Services
Number of communities (period end)	19	19	19	19	19	19	19
Total average units(1)	3,788	3,788	3,786	3,786	3,787	3,784	3,785
Weighted average occupancy	83.4%	83.5%	83.7%	84.5%	83.8%	84.7%	84.8%

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of June 30, 2011

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)

	Three Months Ended June 30,			Twelve Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
Revenue	$539,508	$523,886	3.0%	$1,976,343	$1,911,409	3.4%
Operating Expense	352,845	337,900	4.4%	1,284,585	1,238,561	3.7%
Facility Operating Income	$186,663	$185,986	0.4%	$691,758	$672,848	2.8%
Facility Operating Margin	34.6%	35.5%	-0.9%	35.0%	35.2%	-0.2%

# Communities	532	532		505	505
Avg. Period Occupancy	86.7%	87.6%	-0.9%	87.5%	87.7%	-0.2%
Avg. Mo. Revenue/Unit	$4,575	$4,398	4.0%	$4,448	$4,290	3.7%

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,
	2011	2010
Type
Recurring	$10,093	$8,241
Reimbursements	(825)	(671)
Net Recurring	9,268	7,570
Corporate (1)	6,059	3,528
EBITDA-enhancing / Major Projects (2)	13,951	7,770
Program Max / Development, net (3)	8,610	269
Net Total Capital Expenditures (4)	$37,888	$19,137

(1) Corporate includes home health acquisitions, capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(2) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(3) Includes community expansions and major repositioning or upgrade projects. Also includes de novo community developments.
Amounts shown are amounts invested, net of third party lender or lessor funding received of $0.6 million and $2.6 million for the three months ended June 30, 2011 and 2010, respectively.
(4) Approximately $9.7 million and $7.6 million of expense was recognized during the three months ended June 30, 2011 and 2010, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Information on Ancillary Services

	Three Months Ended June 30,
	2011	2010
Brookdale Units Served:
Therapy	38,542	37,838
Home Health	31,116	26,821

Avg. Mo. NOI/Occupied Unit:
Total, including Skilled Nursing	$228	$268
Outpatient Therapy and Home Health Only	$154	$153

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2011
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
		weighted	Line of	weighted		weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Debt & Line	rate (2)	Leases	rate (2)	Debt

2011	$1,925	5.25%	$-		$1,925	5.25%	$11,799	8.36%	$13,724
2012	10,702	4.50%	-		10,702	4.50%	27,144	8.34%	37,846
2013	563,647	3.87%	-		563,647	3.87%	29,154	8.40%	592,801
2014	148,916	5.86%	-		148,916	5.86%	30,968	8.44%	179,884
2015	26,849	6.25%	-		26,849	6.25%	32,889	8.48%	59,738
Thereafter	1,306,630	3.37%	-		1,306,630	3.37%	230,443	8.69%	1,537,073
Total	$2,058,669	3.73%	$-		$2,058,669	3.73%	$362,397	8.59%	$2,421,066

	Final Maturities (3)
		weighted	Line of	weighted		weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Debt & Line	rate (2)	Leases	rate (2)	Debt

2011	$1,925	5.25%	$-		$1,925	5.25%	$11,799	8.36%	$13,724
2012	10,702	4.50%	-		10,702	4.50%	25,676	8.39%	36,378
2013	438,297	3.45%	-		438,297	3.45%	29,154	8.40%	467,451
2014	8,916	6.22%	-		8,916	6.22%	30,968	8.44%	39,884
2015	166,849	5.93%	-		166,849	5.93%	32,889	8.48%	199,738
Thereafter	1,431,980	3.54%	-		1,431,980	3.54%	231,911	8.69%	1,663,891
Total	$2,058,669	3.73%	$-		$2,058,669	3.73%	$362,397	8.59%	$2,421,066

Coverage Ratios

	Six months ended June 30, 2011
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	20,746	$168,362	$139,632	46,160	3.0	x
Leased Communities *	26,490	$226,399	$190,266	147,458	1.3	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Six months ended June 30,
	2011	2010
Scheduled Debt Amortization	$8,100	$3,442
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	5,120	4,392
Lease Financing Debt Amortization - Bargain Purchase Option	6,080	5,585
Total Debt Amortization	$19,300	$13,419

Line Availability

($000s)	06/30/10	09/30/10	12/31/10	03/31/11	06/30/11

Ending Line Balance	$-	$-	$-	$-	$-

Cash and cash equivalents	51,345	68,961	81,827	36,732	40,126

Total Line Capacity (7)	120,000	120,000	120,000	230,000	230,000
Total Liquidity (Line Capacity + Cash)	$171,345	$188,961	$201,827	$266,732	$270,126

Total letters of credit outstanding	$69,222	$72,690	$72,012	$71,878	$72,051

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,058,669
Capital Leases	362,397
Total Debt	$2,421,066	5.9	x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(40,126)
Less: Cash held as collateral against existing debt	(4,180)
Subtotal	$2,376,760	5.8	x

2011 YTD annualized Adjusted EBITDA	$413,096

Annual Cash Lease Expense multiplied by 8	2,102,144
Total Adjusted Debt	$4,478,904	6.6	x

2011 YTD annualized Adjusted EBITDAR	$675,864

Debt Structure

		weighted
	Balance	rate (2)
Fixed Rate Debt	$1,089,157	5.24%
Variable Rate Debt (1)	969,512	2.04%
Capital Leases	362,397	8.59%
Line of Credit (cash borrowings)	-	0.00%
Total Debt	$2,421,066

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	$177,940	18.4%
Variable Rate debt with Interest Rate Caps (1) (6)	693,948	71.6%
Variable Rate debt - Unhedged	97,624	10.1%
Total Variable Rate Debt	$969,512	100.0%

(1) Includes mortgage debt, bond and discount mortgage backed security financing and convertible notes, but excludes capital leases.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 1.60%.
(6) Weighted cap rate for stated reporting period of 6.11% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) The availability under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
Selected Data - 2011 Convertible Debt Issuance
As of June 30, 2011
($ in 000's)

Issuance Proceeds:
Face Amount of Notes	316,250
Total Issuance Costs	(7,915)	See detail below.
Purchase of Hedge	(77,007)	The net cost of the bond hedge is $31,941.
Sale of Warrants	45,066	This net amount will reduce equity resulting from the issuance.
Net Cash Proceeds	276,394

Issuance Costs:
Notes Payable	5,944
Equity Component	1,971
	7,915

Initial GAAP Recording:
Cash Proceeds	276,394
Deferred Financing Costs	5,944
	282,338

Notes Payable	237,444		Face amount discounted using effective 7.5% interest rate.
Paid In Capital	44,894		See detail below.
	282,338

Change In Equity:
Imbedded Conversion Option	78,806
Purchase of Hedge	(77,007)
Sale of Warrants	45,066
Equity Issuance Costs	(1,971)
	44,894

Balance Sheet Balances			Interest Expense Amounts
	Notes	Deferred	Period	GAAP	Cash
As of	Liability	Fin. Costs	Ending	Interest	Interest
Closing	237,444	5,944
31-Dec-2011	241,899	5,519	6 Mo. 12/2011	9,214	4,759
31-Dec-2012	251,314	4,670	Year 12/2012	18,112	8,697
31-Dec-2013	261,445	3,821	Year 12/2013	18,828	8,697
31-Dec-2014	272,347	2,972	Year 12/2014	19,599	8,697
31-Dec-2015	284,079	2,123	Year 12/2015	20,429	8,697
31-Dec-2016	296,704	1,274	Year 12/2016	21,322	8,697
31-Dec-2017	310,290	424	Year 12/2017	22,283	8,697
15-Jun-2018	316,250	-	6 Mo. 6/2018	9,946	3,986

Brookdale Senior Living Inc.
CFFO Reconciliation
As of June 30, 2011

CFFO Calculation
($ in 000s)

	Three Months Ended June 30,
	2011	2010

Net cash provided by operating activities (includes non-refundable entrance fees)	$64,686	$67,642
Changes in operating assets and liabilities (eliminates cash flow effect)	11,139	3,464
Add: Refundable entrance fees received	5,310	6,619
Less: Entrance fee refunds disbursed	(6,481)	(5,360)
Less: First generation entrance fees received	(2,155)	(5,596)
Less: Recurring capital expenditures, net	(9,268)	(7,570)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,587)	(2,221)
Add: Cash From Facility Operations from unconsolidated ventures	661	-
Cash From Facility Operations	$61,305	$56,978

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)
	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,386	4,415	4,457	4,498	4,439	4,609	4,620
Average monthly units (excluding equity homes) available	47,179	47,119	47,106	46,897	47,057	46,634	46,433
Average occupancy for the quarter	86.6%	86.8%	87.4%	87.5%	87.1%	87.2%	86.6%
Resident fee revenue	$537,290	$541,773	$550,491	$553,722	$2,183,276	$562,273	$557,319

Add: management fee revenue	1,395	1,412	1,339	1,445	5,591	1,405	1,505
Total revenues excluding entrance fee amortization	$538,685	$543,185	$551,830	$555,167	$2,188,867	$563,678	$558,824

CFFO Reconciliation to the Income Statement

Resident fee revenue	$544,424	$548,972	$558,464	$561,404	$2,213,264	$569,440	$565,428
Less: Entrance fee amortization	(5,739)	(5,787)	(6,634)	(6,237)	(24,397)	(5,762)	(6,604)
Adjusted revenues	538,685	543,185	551,830	555,167	2,188,867	563,678	558,824

Less: Facility operating expenses	(355,324)	(353,051)	(368,936)	(357,321)	(1,434,632)	(370,954)	(366,242)
Add: Gain on sale of communities, net	-	-	-	(3,298)	(3,298)	-	-
Add: Change in future service obligation	-	(1,064)	-	-	(1,064)	-	-
	(355,324)	(354,115)	(368,936)	(360,619)	(1,438,994)	(370,954)	(366,242)

Less: G&A including non-cash stock expense	(31,952)	(31,834)	(33,231)	(34,692)	(131,709)	(33,543)	(33,681)
Add: G&A non-cash stock expense	4,871	5,105	5,823	4,960	20,759	4,540	4,555
Net G&A	(27,081)	(26,729)	(27,408)	(29,732)	(110,950)	(29,003)	(29,126)

Less: Facility lease expense	(68,249)	(67,175)	(72,706)	(67,383)	(275,513)	(66,315)	(66,065)
Add: Facility lease termination expense (gain)	-	-	4,616	(8)	4,608	-	-
Add: Straight-line lease expense	3,136	2,161	2,812	2,412	10,521	1,726	1,456
Less: Amortization of deferred gain	(1,086)	(1,086)	(1,086)	(1,085)	(4,343)	(1,093)	(1,093)
Net lease expense	(66,199)	(66,100)	(66,364)	(66,064)	(264,727)	(65,682)	(65,702)

Add: Entrance fee receipts	12,021	9,377	19,133	14,827	55,358	9,712	12,454
Less: Entrance fee disbursements	(5,762)	(5,360)	(4,984)	(4,954)	(21,060)	(4,930)	(6,481)
Net entrance fees	6,259	4,017	14,149	9,873	34,298	4,782	5,973

Adjusted EBITDA	96,340	100,258	103,271	108,625	408,494	102,821	103,727

Less: Recurring capital expenditures, net	(6,441)	(7,570)	(7,572)	(6,386)	(27,969)	(7,057)	(9,268)
Less: Interest expense, net	(32,653)	(33,450)	(32,916)	(31,384)	(130,403)	(30,936)	(29,900)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,171)	(2,221)	(2,267)	(2,313)	(8,972)	(2,533)	(2,587)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	-	(775)	(775)	-	-
Add: Cash From Facility Operations from unconsolidated ventures	-	-	-	2,050	2,050	641	661
Less: Other	(678)	(39)	(830)	(206)	(1,753)	(1,185)	(1,328)

Reported CFFO	$54,397	$56,978	$59,686	$69,611	$240,672	$61,751	$61,305

CFFO Per Share ($)

($ except where indicated)	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2
Reported CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.51
Add: transaction-related costs	-	-	-	-	-	-	0.01
Adjusted CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.52

Shares used in calculation of CFFO (000's)	119,315	119,721	120,404	120,580		120,792	121,280

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2011

	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
Occupancy	81.8%	81.3%	81.3%	82.0%	82.6%	82.3%
Ending # EF Vacant Units	547	569	594	588	594	620
# Closings	67	59	87	73	53	73
# of Refunds	80	67	81	82	69	70

Cash Basis ($ in 000's except average resale and refund)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	6,883	5,566	8,098	6,709	4,918	8,305
Proceeds from refundable entrance fees (2)(3)	5,138	3,811	11,035	8,118	4,794	4,149
Total Cash Proceeds	12,021	9,377	19,133	14,827	9,712	12,454
Refunds of entrance fees (4)	(5,762)	(5,360)	(4,984)	(4,954)	(4,930)	(6,481)
Net Resale Cash Flow	6,259	4,017	14,149	9,873	4,782	5,973

My Choice proceeds included in refundable resale receipts above	132	206	6,463	3,789	1,144	1,591

Average Resale $ (excluding My Choice proceeds)	177,448	155,441	145,632	151,205	161,660	148,808
Average Refund $ (excluding My Choice refunds)	(68,375)	(78,209)	(61,383)	(55,378)	(70,058)	(84,014)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $170,000 (2)						105,400
Refund Attachments						(12,400)
Net Cash Value						93,000

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
Amortization of entrance fees (incl. gains on terminations) (5)	(5,426)	(5,404)	(6,173)	(5,765)	(5,204)	(6,022)

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits. BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care. The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees
(5) Excludes first generation entrance fee amortization

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2011
($ in 000s)

Cash Flow Statements

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011
Cash Flows from Operating Activities
Net loss	$(14,295)	$(9,557)	$(16,913)	$(8,136)	$(48,901)	$(12,305)	$(33,959)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	19	682	856	-	1,557	2,894	15,254
Depreciation and amortization	75,657	75,578	77,195	72,874	301,304	74,486	72,587
Asset impairment	-	-	-	13,075	13,075	14,846	-
Equity in (earnings) loss of unconsolidated ventures	(397)	(119)	(272)	620	(168)	(266)	(146)
Distributions from unconsolidated ventures from cumulative share of net earnings	-	375	-	400	775	-	-
Amortization of deferred gain	(1,086)	(1,086)	(1,086)	(1,085)	(4,343)	(1,093)	(1,093)
Amortization of entrance fees	(5,739)	(5,787)	(6,634)	(6,237)	(24,397)	(5,762)	(6,604)
Proceeds from deferred entrance fee revenue	9,550	8,354	9,812	9,770	37,486	6,361	9,299
Deferred income tax (benefit) provision	(8,200)	(5,743)	(12,601)	(6,751)	(33,295)	(11,841)	11,841
Change in deferred lease liability	3,136	2,161	2,812	2,412	10,521	1,726	1,456
Change in fair value of derivatives and amortization	2,640	2,207	176	(905)	4,118	8	2,635
Loss (gain) on sale of assets	144	-	1,404	(4,057)	(2,509)	(1,315)	-
Change in future service obligation	-	(1,064)	-	-	(1,064)	-	-
Non-cash stock-based compensation	4,871	5,105	5,823	4,960	20,759	4,540	4,555
Changes in operating assets and liabilities:
Accounts receivable, net	(5,242)	4,367	(5,605)	(1,476)	(7,956)	(105)	1,728
Prepaid expenses and other assets, net	(9,171)	(5,160)	(1,008)	(6,711)	(22,050)	460	1,477
Accounts payable and accrued expenses	(11,825)	2,035	15,511	(17,496)	(11,775)	8,453	(7,136)
Tenant refundable fees and security deposits	(1,298)	(971)	(451)	(438)	(3,158)	310	(287)
Deferred revenue	8,365	(3,735)	(4,635)	(1,730)	(1,735)	11,269	(6,921)
Net cash provided by operating activities	47,129	67,642	64,384	49,089	228,244	92,666	64,686
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	801	-	1,266	(4,242)	(2,175)	941	(1,313)
(Increase) decrease in cash and escrow deposits — restricted	(30,556)	(5,804)	33,793	7,272	4,705	54,455	3,841
Net proceeds from the sale of assets	1,487	-	-	10,592	12,079	23,147	5,885
Additions to property, plant, and equipment and leasehold intangibles, net of related payables	(23,102)	(22,408)	(25,094)	(23,077)	(93,681)	(28,589)	(39,340)
Purchase of marketable securities — restricted	-	-	-	-	-	(26,409)	(6,315)
Sale of marketable securities — restricted	-	-	-	-	-	809	608
Acquisition of assets, net of related payables and cash received	-	(21,809)	(4,307)	(31,832)	(57,948)	(51,330)	(3,178)
Payment on (issuance of) notes receivable, net	512	(343)	844	66	1,079	403	-
Investment in unconsolidated ventures	(848)	(205)	394	(1)	(660)	-	-
Distributions received from unconsolidated ventures	47	-	30	20	97	60	56
Proceeds from sale of unconsolidated venture	-	-	675	-	675	-	-
Other	(316)	-	(322)	(38)	(676)	(164)	(304)
Net cash (used in) provided by investing activities	(51,975)	(50,569)	7,279	(41,240)	(136,505)	(26,677)	(40,060)
Cash Flows from Financing Activities
Proceeds from debt	49,108	119,576	213,392	32,719	414,795	28,000	2,417
Proceeds from issuance of convertible notes, net	-	-	-	-	-	-	308,335
Issuance of warrants	-	-	-	-	-	-	45,066
Purchase of bond hedge	-	-	-	-	-	-	(77,007)
Repayment of debt and capital lease obligations	(58,923)	(134,031)	(251,986)	(31,587)	(476,527)	(134,550)	(283,626)
Proceeds from line of credit	45,000	15,000	-	-	60,000	40,000	15,000
Repayment of line of credit	(30,000)	(30,000)	-	-	(60,000)	(40,000)	(15,000)
Payment of financing costs, net of related payables	(2,776)	(3,268)	(2,392)	(105)	(8,541)	(2,575)	(910)
Other	(181)	137	(546)	(173)	(763)	(184)	(148)
Refundable entrance fees:
Proceeds from refundable entrance fees	8,442	6,619	12,242	9,117	36,420	6,080	5,310
Refunds of entrance fees	(5,762)	(5,360)	(4,984)	(4,954)	(21,060)	(4,930)	(6,481)
Cash portion of loss on extinguishment of debt	(179)	-	-	-	(179)	(2,861)	(14,153)
Recouponing and payment of swap termination	(640)	(14)	(19,773)	-	(20,427)	(64)	(35)
Net cash provided by (used in) financing activities	4,089	(31,341)	(54,047)	5,017	(76,282)	(111,084)	(21,232)
Net (decrease) increase in cash and cash equivalents	(757)	(14,268)	17,616	12,866	15,457	(45,095)	3,394
Cash and cash equivalents at beginning of period	66,370	65,613	51,345	68,961	66,370	81,827	36,732
Cash and cash equivalents at end of period	$65,613	$51,345	$68,961	$81,827	$81,827	$36,732	$40,126